




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     May 24, 2001
                                                     ------------


                             Zeppelin Software, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-26373                  98-0196717
---------------------------- ------------------------ --------------------------
(State or Other Jurisdiction (Commission File Number)      (I.R.S. Employer
      of Incorporation                                    Identification No.)

                           6018 Plumas Street, Apt. B
                                 Reno, NV 89509
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                    (Address of Principal Executive Offices)

                  Registrant's telephone number (253) 709-2494
                                                --------------





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                                Table of Contents
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                                                                                                                      Page
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        Item 4.  Changes in Registrant's Certifying Accountant..........................................................1

        Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.....................................1

Signatures..............................................................................................................1

Exhibit Index...........................................................................................................1




EXPLANATORY NOTE: This Amendment No. 1 to our Form 8-K (File No. 0-26373), initially filed with the Securities and Exchange Commission on May 10, 2001, is filed to amend and supplement our previously filed 8-K in its entirety.

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Termination of engagement by principal independent accountants.

On May 1, 2001, Zeppelin Software, Inc. (the "Company") was advised by Freeman & Davis LLP, that it was resigning as the Company's principal independent accountants. The principal independent accountant's report on the Company's financial statements for each of the past two years ended December 31, 1999, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former principal independent accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure concerning the Company during each of the past two years ended December 31, 1999.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit Number                   Description
    --------------                   -----------
    16                               Letter dated May 24, 2001 from Freeman
                                     & Davis LLP, addressed to the
                                     Commission, in accordance with Item
                                     304(a)(3) of Regulation S-B



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ZEPPELIN SOFTWARE, INC.

Date:  May 24, 2001                         By: /s/ Donald J. Cheney
                                               ------------------------
                                               Donald J. Cheney
                                               Director, Secretary and Treasurer


EXHIBIT INDEX
-------------
Exhibit Number                           Description
--------------                           -----------
     16 Letter dated May 24, 2001 from Freeman & Davis LLP, addressed to the Commission, in accordance with Item 304(a)(3) of Regulation S-B





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